HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund
 (the “Fund”)

A series of Hatteras Alternative Mutual Funds Trust

No Load Shares
Class A Shares
Class C Shares
Institutional Class Shares
October 3, 2012

Supplement to the Prospectus and
Statement of Additional Information (“SAI”)
dated April 30, 2012, as supplemented

The following information supplements the section titled “Trading Advisors” on page 30 of the Fund’s Prospectus.

Revolution Capital Management, LLC

Addition of Trading Advisor

Effective immediately, the Board of Trustees has appointed Revolution Capital Management, LLC (“Revolution”) as a trading advisor to the Underlying Funds Trust to manage a portion of the Underlying Funds’ assets.  The appointment of Revolution does not require shareholder approval under the terms of a no-action letter relating to the existing exemptive order issued to the Funds by the SEC.  The no-action letter to the existing exemptive order permits the Advisor to hire new trading advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Additionally, the sections on pages 52 - 53 of the Prospectus and page 35 of the SAI, describing the trading advisors to the Underlying Funds, are hereby amended to add the following:

Revolution Capital Management, LLC
The Advisor has entered into a Trading Agreement with Revolution Capital Management, LLC (“Revolution”) to manage a portion of the Managed Futures Strategies portfolio.  Revolution is located at 520 Zang Street, Suite 209, Broomfield, CO 80021, and is registered as a Commodity Trading Advisor.  Revolution provides trading services to high-net worth individuals and institutional investors.

Please retain this Supplement with your
Prospectus and SAI for future reference.